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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 13, 2014 (January 7, 2014)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 1.01	Entry Into a Material Definitive Agreement.
Amended and Restated El Dorado Throughput Agreement
On January 7, 2014, El Dorado Logistics LLC (“El Dorado Logistics”), a Delaware limited liability company and subsidiary of Holly Energy Partners, L.P. (the “Partnership”), and Frontier El Dorado Refining LLC (“Frontier El Dorado”), a Delaware limited liability company and subsidiary of HollyFrontier Corporation (“HollyFrontier”), entered into the Second Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado) (the “Second Amended and Restated Throughput Agreement”). The Second Amended and Restated Throughput Agreement amends and restates the First Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado) dated as of January 11, 2012. The Second Amended and Restated Throughput Agreement provides for the construction of new storage tank assets located at Frontier El Dorado’s refinery in El Dorado, Kansas. Additionally, the Second Amended and Restated Throughput Agreement amends the base tariff applicable to tankage throughput such that, following the construction of the new storage tank assets and subject to certain adjustments, Frontier El Dorado will pay El Dorado Logistics a tankage base tariff (per barrel) for the use of tankage up to 154,000 bpd of refined products, LPG, intermediate products and heavy products equal to the current tankage base tariff per barrel plus an additional per barrel amount based on the final construction costs of the new storage tank assets. No amendments were made to the tankage incentive tariff or the guaranteed minimum throughput under the Second Amended and Restated Throughput Agreement. Furthermore, no amendments were made in the Second Amended and Restated Throughput Agreement to the pipeline delivery tariffs or the loading rack tariffs.
The description of the Second Amended and Restated Throughput Agreement herein is qualified by reference to the copy of the Second Amended and Restated Throughput Agreement, filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.
Ninth Amended and Restated Omnibus Agreement
On January 7, 2014, in connection with the Second Amended and Restated Throughput Agreement, the Partnership and HollyFrontier and certain of their respective subsidiaries entered into the Ninth Amended and Restated Omnibus Agreement (the “Ninth Restated Omnibus Agreement”). The Ninth Restated Omnibus Agreement amends and restates the Eighth Amended and Restated Omnibus Agreement dated July 16, 2013, to, among other things, subject the new storage tank assets to HollyFrontier’s right of first refusal to purchase the Partnership’s assets that serve HollyFrontier’s refineries.
The description of the Ninth Restated Omnibus Agreement herein is qualified by reference to the copy of the Ninth Restated Omnibus Agreement, filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Second Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado) dated January 7, 2014, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC.

10.2	Ninth Amended and Restated Omnibus Agreement dated January 7, 2014, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries.

95277916.4

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Douglas S. Aron
Executive Vice President and Chief Financial Officer

Date:    January 13, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado) dated January 7, 2014, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC.

10.2	Ninth Amended and Restated Omnibus Agreement dated January 7, 2014, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries.